Exhibit 10.1

EIGHTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 4, 2013, is entered into by and among the following parties:

(i) FLEETCOR FUNDING LLC, as Seller (the “Seller”);

(ii) FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);

(iii) MARKET STREET FUNDING LLC (“Market Street”), as a Related Committed Purchaser and as a Conduit Purchaser;

(iv) PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street’s Purchaser Group;

(v) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser;

(vi) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Related Committed Purchaser and Purchaser Agent for Atlantic’s Purchaser Group;

(vii) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Related Committed Purchaser and as Purchaser Agent for its Purchaser Group; and

(viii) PNC BANK, NATIONAL ASSOCIATION, as “Administrator”

(in such capacity, the “Administrator”).

BACKGROUND

A. The parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of October 29, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

B. The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:

(a) The definition of “BP Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is replaced it in its entirety with the following:

“BP Receivable” means (a) any indebtedness and other obligations owed to FleetCor or the Seller or any right of FleetCor or the Seller to payment from or on behalf of BP (including, if applicable, in respect of any Excise Tax Return Receivables), or any right to reimbursement for funds paid or advanced by FleetCor or the Seller on behalf of BP (including, if applicable, in respect of any Excise Tax Return Receivables), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance, (i) arising out of or in connection with (x) the use of a credit or charge card or information contained on or for use with such card, (y) the sale of goods or (z) the rendering of services, or (ii) constituting amounts payable by licensees and/or Excise Tax Return Receivables (whether or not earned by performance) under the BP Card Issuing and Operating Agreement, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto and (b) any Receivable originated under or pursuant to an agreement now existing or hereafter entered into between FleetCor and a processor, which agreement FleetCor has identified in the “Notice of Clause B Agreement” delivered by FleetCor to the Administrator on February 4, 2013 or in any subsequent written notice delivered by FleetCor to the Administrator from time to time thereafter substantially in the form of such February 4, 2013 notice (including without limitation, any such Receivable owing by a “Customer” or “Cardholder” and arising from a “Card” “Transaction”, as such terms are defined in such agreements); provided that FleetCor shall deliver to the Administrator a copy of any such agreement with a processor promptly following the effectiveness thereof. Indebtedness and other obligations arising from any one transaction described above, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a BP Receivable separate from a BP Receivable consisting of the indebtedness and other obligations arising from any other transaction.

(b) The definition of “Chevron Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is amended by (i) replacing the phrase “in each instance arising in connection with the sale of goods, the rendering of services, amounts payable by licensees” where it appears therein with the new phrase “in each instance, (i) arising out of or in connection with (x) the use of a credit or charge card or information contained on or for use with such card, (y) the sale of goods or (z) the rendering of services, or (ii) constituting amounts payable by licensees” and (ii) adding the following proviso to the end of the first sentence thereof: “; provided, however, that “Chevron Receivable” shall exclude any BP Receivable”.

(c) The definition of “Eligible Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is amended by adding the following sentence to the end of such definition:

Notwithstanding the foregoing, no BP Receivable described in clause (b) of the definition thereof and originated under or pursuant to the Delayed Eligibility Agreement (as defined in the “Notice of Clause B Agreement” delivered by FleetCor to the Administrator on February 4, 2013 pursuant to such clause (b) of “BP Receivable”) shall constitute an Eligible Receivable until March 1, 2013.

(d) The definition of “Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is amended by deleting the date “February 4, 2013” from where it appears therein and replacing it with “February 3, 2014”.

(e) The definition of “Receivable” set forth in Exhibit I to the Receivables Purchase Agreement is amended by replacing the phrase “in each instance arising in connection with the sale of goods, the rendering of services, amounts payable by licensees” where it appears therein with the new phrase “in each instance, (i) arising out of or in connection with (x) the use of a credit or charge card or information contained on or for use with such card, (y) the sale of goods or (z) the rendering of services, or (ii) constituting amounts payable by licensees”.

SECTION 2. Address Changes. The Seller and the Servicer hereby notify the other parties hereto that their and each Originator’s respective addresses for notices under the Receivables Purchase Agreement and the other Transaction Documents shall be the following:

5445 Triangle Parkway, Suite 400
Norcross, GA 30092
Attention: Eric R. Dey
Telephone: (678) 966-5562
Facsimile: (770) 449-3471

SECTION 3. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows:

(a) the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;

(c) the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and

(d) this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

SECTION 4. Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall be effective as of the date hereof upon the Administrator’s receipt of (a) counterparts of this Amendment duly executed by each of the parties hereto, (b) counterparts of that certain Fee Letter, dated as of the date hereof, by and among each Purchaser Agent, the Seller and the Servicer and (c) confirmation that all fees due and payable as of the date hereof under the Fee Letter have been paid in accordance with the terms thereof.

SECTION 6. Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FLEETCOR FUNDING LLC, as Seller

By: /s/ Steve Pisciotta—
Name: Steve Pisciotta
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as
Servicer

By: /s/ Steve Pisciotta—
Name: Steve Pisciotta
Title: Treasurer

MARKET STREET FUNDING LLC, as a Conduit Purchaser and

as Related Committed Purchaser for its Purchaser
Group

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent

for Market Street Funding LLC’s Purchaser Group

By: /s/ William Falcon
Name: William Falcon
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit

Purchaser

By: Credit Agricole Corporate and Investment Bank, as attorney-in-fact

By: /s/ Kostantina Korumpetis
Name: Kostantina Korumpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as

Related Committed Purchaser and Purchaser Agent for Atlantic Asset Securitization LLC’s Purchaser Group

By: /s/ Kostantina Korumpetis
Name: Kostantina Korumpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Related

Committed Purchaser and Purchaser Agent for its Purchaser Group

By: /s/ Eero Maki
Name: Eero Maki
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By: /s/ William Falcon
Name: William Falcon
Title: Vice President